UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 25, 2018

COCA-COLA BOTTLING CO. CONSOLIDATED

(Exact name of registrant as specified in its charter)

Delaware	0-9286	56-0950585
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4100 Coca-Cola Plaza, Charlotte, North Carolina	28211
(Address of principal executive offices)	(Zip Code)

(704) 557-4400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 26, 2018, Coca-Cola Bottling Co. Consolidated (the “Company”) announced a repositioning of its executive vice president officer group to further capitalize on the Company’s multi-year system transformation acquisitions of distribution territory and manufacturing facilities. Attached as Exhibit 99.1 is a copy of the Company’s press release announcing the repositioning. As part of this repositioning, the Company’s Board of Directors appointed David M. Katz to serve as Executive Vice President and Chief Financial Officer of the Company, effective January 26, 2018. Mr. Katz succeeds Clifford M. Deal, III, who will be retiring from the Company.

Mr. Katz, age 49, has served in a variety of executive roles since joining the Company in January 2013, including most recently as the Company’s Executive Vice President, Product Supply and Culture & Stewardship since April 2017, where he oversaw the Company’s product supply group and various initiatives designed to increase employee engagement and effectiveness. Prior to this, he served in a variety of roles, including Executive Vice President of human resources, product supply and culture and stewardship, Assistant to the Chairman, and Senior Vice President. Prior to joining the Company, Mr. Katz served in multiple roles with Coca-Cola Refreshments (“CCR”) and its predecessor, Coca-Cola Enterprises, Inc. (“CCE”), including Senior Vice President Midwest Region for CCR and Vice President, Sales Operations for CCE’s East Business Unit. From 2008 to 2010, he also served as Chief Procurement Officer and as President and Chief Executive Officer of Coca-Cola Bottlers’ Sales and Services Company, LLC. Mr. Katz has no family relationships with any director or executive officer of the Company, there are no arrangements or understandings between Mr. Katz and any other persons pursuant to which he was selected as the Company’s Executive Vice President and Chief Financial Officer, and there have been no transactions involving the Company and Mr. Katz that the Company would be required to disclose pursuant to Item 404(a) of Regulation S-K.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description	Incorporated By Reference To

99.1	News Release, dated January 26, 2018.	Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COCA-COLA BOTTLING CO. CONSOLIDATED

Date: January 31, 2018	By:	/s/ E. Beauregarde Fisher III
E. Beauregarde Fisher III
Executive Vice President, General Counsel and Secretary